UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Dr. Menomonee Falls, WI	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a) Kohl’s Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2025.

(b) At the Annual Meeting, the Company’s shareholders voted on four proposals. The number of votes cast for or against, and the number of abstentions and any broker non-votes, with respect to each proposal are set forth below. The results detailed below represent final voting results.

Proposal 1 – Election of Directors

The eight individuals nominated by the Board of Directors to serve as Directors were elected for a one-year term and until their successors are duly elected and qualified. The results of the voting on Proposal 1 are as follows:

Company Nominees	For	Against	Abstentions	Broker Non-Votes
Wendy Arlin	45,882,473	2,952,464	260,182	28,193,936
Michael J. Bender	46,448,427	2,378,824	268,868	28,193,936
Yael Cosset	43,654,464	5,182,210	258,445	28,193,936
H. Charles Floyd	45,446,244	3,385,555	263,320	28,193,936
Robbin Mitchell	45,606,521	3,035,005	453,592	28,193,936
Jonas Prising	43,874,566	4,750,142	470,410	28,193,936
John E. Schlifske	44,662,136	4,167,465	265,517	28,193,936
Adolfo Villagomez	46,707,915	2,103,685	283,518	28,193,936

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The results of the voting on Proposal 2 are as follows:

For	Against	Abstentions	Broker Non-Votes
26,847,609	21,735,883	511,627	28,193,936

Proposal 3 – Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending January 31, 2026

The results of the voting on Proposal 3 are as follows:

For	Against	Abstentions	Broker Non-Votes
72,565,144	4,145,330	578,581	0

Proposal 4 – Shareholder Proposal: Shareholder Vote on Executive Severance Payments

The results of the voting on Proposal 4 are as follows:

For	Against	Abstentions	Broker Non-Votes
5,052,500	43,315,928	726,690	28,193,936

(c) Not applicable.

(d) Not applicable.

Item 8.01.	Other Events

On May 14, 2025, the Company issued a press release announcing events that took place in connection with the Annual Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 14, 2025, the Board of Directors of the Company declared a quarterly cash dividend of $0.125 per share. The dividend will be payable on June 25, 2025, to shareholders of record at the close of business on June 11, 2025. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

99.1	Press Release regarding Annual Meeting dated May 14, 2025

99.2	Press Release regarding Dividend dated May 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2025	KOHL’S CORPORATION

	By:	/s/ Jennifer Kent
Jennifer Kent
Senior Executive Vice President, Chief Legal Officer and Corporate Secretary